                       CONFIDENTIAL TREATMENT REQUESTED
                                                                    EXHIBIT 10.1


                               SERVICES AGREEMENT
                               ------------------

     This SERVICES AGREEMENT is made and entered into as of March 19, 2001 (the "Effective Date"), by and among Moviefone, Inc., a Delaware corporation, with offices at 335 Madison Avenue, 27th Floor, New York, NY 10017 (hereinafter referred to as "MF"), Radiant Systems, Inc., a Georgia corporation, with principal offices at 3925 Brookside Parkway, Alpharetta, GA 30022 (hereinafter referred to as "RS") (each a "Party" and collectively the "Parties"), and, as to
Section 2.1 and 3.5 only, America Online, Inc., a Delaware corporation with offices at 22000 AOL Way, Dulles, VA 20166 ("AOL").

     WHEREAS, MF has entered into agreements with exhibitors for, among other things, the provision of installation, training support and maintenance services of the MARS Software (as defined below) and associated hardware;

     WHEREAS, MF has decided to cease all marketing and licensing activities in connection with the MARS System in the United States and, except for the transition activities contemplated by this Agreement, to shutdown any and all business operations pertaining to the business it currently operates in connection with the MARS System (as defined below); and

     WHEREAS, MF has requested that RS undertake on behalf of MF certain maintenance and support services related to the MARS System for exhibitors and RS is willing to do so pursuant to the terms and conditions hereof.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, MF and RS, intending to be legally bound, hereby agree as follows.

                                   ARTICLE 1
                                  DEFINITIONS

      1.1  "Actions or Proceedings" means any action, suit, proceeding,
            ----------------------
arbitration or regulatory investigation or audit.

      1.2  "Affiliate" of any specified Person means any other Person
            ---------
that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the specified Person. For the purposes of this definition, control means the direct or indirect ownership or control of fifty percent (50%) or more of the stock or other equity interests of such Person entitled to vote for the election of members of the Board of Directors or similar governing body of such Person; provided, however, that such Person shall cease to be an Affiliate if and when such equity interest becomes less than fifty percent (50%) for any reason other than as a result of dilution, and provided, further, that if such equity interest becomes less than fifty percent (50%) as a result of dilution, such Person shall cease to be an Affiliate if and when such percentage equity interest is further reduced for any reason other than as a result of dilution.

      1.3  "Confidential Information" has the meaning set forth in Section 8.1.
            ------------------------

      1.4  "Disclosing Party" has the meaning set forth in Section 8.1.
            ----------------

      1.5  "Enhancements" means, with respect to the MARS System, any
            ------------
modifications, improvements, extensions, and updates to, other derivative works of, the MARS System created by RS, whether performed pursuant to Services (as defined below) rendered pursuant to Section 3.1 or otherwise.

      1.6  "Enhanced RS POS System" has the meaning set forth in that certain
            ----------------------
Marketing and Development dated March 3, 2000 by and among MF, RS and AOL.

      1.7  "Exhibitors" means the entities listed on Exhibit B.
            ----------

      1.8  "Exhibitor Agreements" means the agreements listed on Exhibit C,
            --------------------
but not the Purchase Orders identified in the Exhibitor Agreements (other than service and/or support fees identified therein).

      1.9  "Indemnitee" has the meaning set forth in Section 10.3.
            ----------

      1.10  "Interactive Service" means any entity that as a material part of
             -------------------
its business offers one or more of the following: (i) online or Internet connectivity services (e.g., an Internet service provider); (ii) a broad selection of aggregated third party interactive content, including entities that solely aggregate information related to Venues or sell tickets for Venues (or navigation thereto); or (iii) communications software capable of serving as the principal means through which a user creates, sends and receives electronic mail or real time online messages.

      1.11  "Losses" means losses, liabilities, suits, claims, costs, expenses
             ------
(including reasonable attorneys' fees actually incurred), penalties, fines, judgments and/or damages.

      1.12  "Manager" has the meaning set forth in Section 5.1.
             -------

      1.13  "MARS Hardware" means the hardware used by Exhibitors or to be
             -------------
maintained under the Exhibitor Agreements including any replacement equipment provided during the course of this Agreement and any Enhancements thereto.

      1.14  "MARS Software" means the software known as "MARS" and "MARS Sequel"
             -------------
distributed by MF under the Exhibitor Agreements, including any Enhancements thereto.

      1.15  "MARS System" means the MARS Software and MARS Hardware.
             -----------

      1.16  "MF Indemnitee" has the meaning set forth in Section 10.1.
             -------------

      1.17  "Person" means a natural person, a corporation, a partnership, a
             ------
trust, a joint venture, any governmental authority, or any other entity or organization.

      1.18  "Receiving Party" has the meaning set forth in Section 8.1.
             ---------------

      1.19  "Remote Ticketing Services" means the provision of information
             -------------------------
(including event time listings), electronic ticketing and other commerce services for Venues other than in person (such in person services may include
(i) kiosks, so long the sale features offered at the kiosk are no greater than the services offered at the relevant Venue's box office, and (ii) same day purchase of advance concessions) at the Venue of the event.

      1.20  "Report" has the meaning set forth in Section 5.2.
             ------

      1.21  "RS Indemnitee" has the meaning set forth in Section 10.2.
             -------------

      1.22  "Services" has the meaning set forth in Section 3.1(a).
             --------

      1.23  "Services Fees" means amounts due to MF as provided in Section
6.1(b).

      1.24  "Term" has the meaning set forth in Section 13.1.
             ----

      1.25  "Venue" means a theater, stadium, performing arts center, concert
             -----
venue, arena or any other establishment that as an ordinary and regular business activity exhibits or presents motion pictures, plays, concerts, dance, sports or any other live entertainment event.

                                   ARTICLE 2
                           CESSATION OF MARS BUSINESS

      2.1  Competitive Activities.  Beginning on the Effective Date, MF shall
           ----------------------
cease to engage in, and for a period of two (2) years thereafter AOL and all of its current and future subsidiaries, including MF (but not Time Warner Inc. and its current and future subsidiaries), agree not to engage, directly or indirectly, in the *** in the United States. For the purpose of this Section 2.1, the *** means the business of marketing, promoting, advertising, selling, licensing or otherwise providing ***, and servicing, operating and maintaining ***; provided that the *** does not include (i) the sale and provision of *** to, and operation and maintenance of *** used by, Time Warner Inc. and its subsidiaries and (ii) activities relating to *** that are incidental to MF's Remote Ticketing Services business and AOL's provision of the AOL Brand Service and other Interactive Services. Notwithstanding the foregoing, nothing herein is intended to preclude or restrict MF from fulfilling, discharging and otherwise performing its obligations under the Exhibitor Agreements.


------------
*** Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

      2.2  Process.  Effective with the Effective Date, MF agrees to use
           -------
commercially reasonable best efforts to assist RS in its efforts to transition Exhibitors from the MARS System to RS's proprietary exhibitor point of sale system and associated hardware. MF acknowledges that RS intends to issue a public announcement, in form and substance approved by MF in writing, which approval shall not be unreasonably delayed, conditioned or withheld, regarding the transactions contemplated herein and other aspects of RS's business relationship with AOL and/or MF.

      2.3  MF Liability.  MF acknowledges and agrees that MF (and not RS) will
           ------------
be solely responsible for any costs or expenses MF incurs in implementing the cessation of the *** as contemplated by this Agreement. Except as otherwise provided herein, RS remains responsible for its own costs and expenses related to the cessation of the *** as contemplated by this Agreement. Additionally, as between MF and Exhibitors, and without prejudice to RS's obligations hereunder (including its obligations under Section 10.1), MF remains obligated and liable for all of MF's obligations under the Exhibitor Agreements.

                                   ARTICLE 3
                            SERVICES AND TRANSITION

      3.1  Services.  Beginning on the Effective Date, as a subcontractor of MF
           --------
and under the direction of MF as provided herein, RS shall perform all services required to be provided to (i) Exhibitors (other than *** ("***")) but only under Sections 3, 5, 5.1, 5.2, 5.3, 5.4 and 5.5 of the Exhibitor Agreements (other than the Exhibitor Agreement between *** and MF) and (ii) *** but only under Sections 2, 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6 of the Exhibitor Agreement between *** and MF (collectively, all such sections shall be referred to as "Sections") (the "Services"). Irrespective of what may be contained in the Sections, the Services do not include providing training services of any kind to the Exhibitors or their employees, agents or representatives. Services shall be performed in accordance with, and RS shall comply with the terms and conditions of, the Sections including any standards of care and performance set forth therein, but in each case in no event less than a professional and timely manner and consistent with similar types of services provided by RS to its customers. MF shall have the right to terminate the Services upon thirty (30) days prior written notice to RS, but only in the event of an uncured material breach of the Services by RS. With respect to the Exhibitor Agreements, at a time designated by mutual agreement of MF and RS, MF shall issue written notices to the Exhibitors advising them that the service term under the Exhibitor Agreements will not be renewed beyond the then-current term and that all services provided under the Sections will cease upon expiration of the then-current service term. Additionally, MF shall issue whatever additional notices are required under the Exhibitor Agreements to facilitate the non-renewal of such service terms. If an Exhibitor other than *** requests Services pursuant to Section 5.4 of its Exhibitor Agreement, or *** requests Services pursuant to Section 4.4 of its Exhibitor Agreement, the Parties shall remind the Exhibitor that the MARS System will not be supported beyond the then-current term of

------------
*** Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

its Exhibitor Agreement and use commercially reasonable efforts to convince the Exhibitor to migrate to the Enhanced RS POS System instead.

      3.2  Transition Services.  MF and RS shall cooperate to implement the
           -------------------
transition plan attached hereto as Exhibit D ("Transition Plan") within the time periods set forth therein.

      3.3  Staffing Needs.  MF acknowledges and understands that RS requires a
           --------------
reasonable level of MF MARS System help desk staffing (sufficient to meet then current needs, but not greater than as of the Effective Date) to assist RS in performing the Services through a transition period extending from the Effective Date through September 30, 2001 (the "Transition Period"), and MF agrees to offer its help desk personnel retention packages, stay bonuses, and other financial incentives ("Compensation") to encourage such personnel to provide the Services during the Transition Period. If MF terminates any such personnel during the Transition Period, unless such personnel are not required to meet then current needs or the Parties agree otherwise, MF shall use commercially reasonable efforts to replace such personnel promptly with qualified personnel for the duration of the Transition Period. MF, and not RS, shall have and assume any liability to such personnel for Compensation payable by MF to such personnel, notwithstanding that one or more of the help desk personnel may become employees of RS during the Transition Period.

      3.4  Migration of Exhibitors.  Beginning on the Effective Date, RS shall
           -----------------------
promptly use commercially reasonable best efforts to ***, although nothing herein shall be deemed or construed as a representation or guarantee by RS as to the success it will have in ***. Except as specifically provided herein, MF shall have no obligations regarding the migration or transitioning of any Exhibitor to or from the MARS System. In the event any Exhibitor migrates to RS products from the MARS System, MF agrees to permit such Exhibitor to voluntarily terminate, without liability or cause, the Exhibitor's Exhibitor Agreement.

      3.5  Amendment to Marketing and Development Agreement. Contemporaneously
           ------------------------------------------------
with the execution of this Agreement, the Parties and AOL shall execute an amendment in substantially the form attached hereto as Exhibit E to that certain Marketing and Development Agreement, dated March 3, 2000, by and among MF, RS and AOL.

                                   ARTICLE 4
                                  RS PERSONNEL

      4.1  RS as Independent Contractor; No Agency. RS is an independent
           ---------------------------------------
contractor. RS shall not be deemed for any purpose to be an employee of MF. Except with respect to the persons listed on Exhibit E during such time as they remain employees of MF, MF shall not be responsible to RS or any governing body for any payroll-related taxes related to the performance of the Services, including but not limited to, withholding


------
***Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

or other taxes related to federal or state income tax, social security benefits or unemployment compensation. RS and MF further represent and warrant that neither Party is an agent, representative or partner of the other Party. Neither Party shall have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability on behalf of, or to otherwise bind, the other Party. This Agreement shall not be interpreted or construed to create an employment relationship, an association, agency, joint venture or partnership between the Parties or to impose any liability attributable to such a relationship upon either Party.

      4.2  Use of Independent Contractors by RS.  Any independent contractor
           ------------------------------------
used by RS in connection with the Services (regardless of the amount of time spent by such independent contractor in providing Services) shall have the requisite skill level to satisfy the standards of care and performance set forth in Section 3.1 and shall be either (i) a bona fide employee of a third party with which RS has arranged for such employee to provide the Services or (ii) a bona fide independent contractor who meets the requirements of the Internal Revenue Service for independent contractor status. RS shall be fully and solely responsible for the supervision and payment of such independent contractors and for the work performed by such independent contractors.

      4.3  Payroll and Other Employment Taxes.  RS, and not MF, shall be
           ----------------------------------
responsible for payment of compensation to RS's employees and independent contractors; payroll deductions required by federal, state or local law; payments for income tax, social security and Medicare contributions, unemployment or disability insurance as required by law; and workers' compensation insurance, coverage or premiums required under state law; all as in effect from time to time. At no time shall either Party be deemed to be the employer of the other Party's employees or independent contractors, even if such Party's personnel may supervise the other party's employees or independent contractors.

                                   ARTICLE 5
                               PROJECT MANAGEMENT

      5.1  Manager.  Each Party shall designate a manager (a "Manager") who
           -------
shall act as a liaison between such Party and the other Party.

      5.2  Progress Reports and Meetings.  RS shall submit a detailed report
           -----------------------------
("Report") to MF's Manager on a monthly basis for the initial six (6) months of the Term and on a quarterly basis thereafter during the Term. Such Reports shall be in a form mutually acceptable to RS and MF, and shall detail the Services provided to Exhibitors and RS's migration activity during the reporting period. If MF so requests, the Managers shall hold status meetings in order to review the information described in a Report.

                                   ARTICLE 6
                               FINANCIAL MATTERS

      6.1  Payment.
           -------
           (a) In consideration of RS' obligations under this Agreement, and subject to MF's continuing performance of such obligations, MF shall pay to RS the sum of *** in *** installments as follows:

          *** on ***;

          *** on or before ***; and

          *** on or before ***.

     The *** to be paid by MF hereunder is consistent with the performance of Services and delivery of licenses as contemplated hereunder. RS shall apply portions of such payment as follows: (i) *** to subsidize the credits to be provided pursuant to that certain letter agreement with *** of even date herewith (which RS shall enter into and comply with), and (ii) *** to subsidize credits that RS shall make available to any Exhibitors other than *** that enter into agreements after the Effective Date, pursuant to which agreements the Exhibitors are to receive licenses with respect to the Enhanced RS POS System, and which credits shall be applied by RS to any payments due to RS for such licenses through September 30, 2001; provided that RS shall not apply any of the foregoing credits to any Exhibitor unless such Exhibitor agrees with MF to terminate its Exhibitor Agreement, as to the relevant movie theater(s), as of the time each theater no longer uses the MARS System. The Parties acknowledge that RS' obligation to provide Services with respect to such movie theater shall terminate at the same time. In the event that the foregoing credits are not used within the times applicable thereto, RS shall have no further obligation to MF concerning the application of such payment and RS shall have unfettered use of such funds.

          (b) MF shall make the payment required by Section 6.1(a) by wire transfer to the following account:

          Bank of America

          3550 Cumberland Circle, 11th Floor

          Atlanta, Georgia  30339

          ABA Routing Number:  061000052

          Account Name:  Radiant Systems, Inc.

------------
*** Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

          Account Number:  000001058908

          (c) Pursuant to a binding purchase order executed by AOL on December 20, 2000 in connection with certain services rendered by RS to MF during October, November and December, 2000 with respect to a transition of MF's MARS business, MF shall include, along with the payment due on the Effective Date, an additional ***.

          (d) In connection with the Services, MF shall use its commercially reasonable best efforts to cause Exhibitors to pay directly to RS all amounts due to MF from Exhibitors under the Exhibitor Agreements for the performance of Services, including any license fees for use of the MARS System and any expenses that may be reimbursable under the Exhibitor Agreements for the performance of such Services. To the extent that Exhibitors are required or agree to do so, RS shall be responsible for invoicing such Exhibitors for such amounts, and RS shall bear the risk of collecting such amounts from Exhibitors, provided, however, if the Exhibitors pay any such amounts to MF notwithstanding their agreement to pay RS directly, MF shall promptly deliver such monies to RS, without offset or reduction for any reason. To the extent that Exhibitors are not required, or do not agree, to pay directly to RS all amounts due to MF under the Exhibitor Agreements for the performance of Services, without offset or reduction for any reason, MF shall deliver to RS all such amounts received by MF from Exhibitors, on a monthly basis, within ten (10) business days after the end of the month. In such case, RS shall identify to MF on a monthly basis any expenses that may be reimbursable under the Exhibitor Agreements for the performance of such Services so that MF can invoice the Exhibitors therefor in accordance with the terms of the relevant Exhibitor Agreements. In either case, if any Exhibitor fails to pay any such amounts as required under its Exhibitor Agreement, MF shall cooperate with RS in providing notice thereof to such Exhibitor, and if appropriate, in terminating (after obtaining RS's approval for such termination) such Exhibitor Agreement in accordance with its terms. To the extent that either Party receives before the Effective Date advance payments under the Exhibitor Agreements for services to be provided after the Effective Date, the receiving Party shall, within thirty (30) days after the Effective Date, pay to the other Party a prorated portion of such payments corresponding to the portion of the Services period undertaken or to be undertaken by the other Party. Notwithstanding the foregoing, MF may deduct from its payments to RS certain costs as provided in Section 7.1(d).

     6.2  Expenses.  To the extent Exhibitor Agreements require prior approval
          --------
of expenses in order for such expenses to be reimbursed, MF will cooperate with RS and use its commercially reasonable best efforts to acquire such prior approval, but in no event shall MF be responsible for reimbursing expenses not collected by RS (unless such expenses were mistakenly paid to MF) from Exhibitors, irrespective of whether prior approval was timely sought or obtained.

------------
*** Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

     6.3  Late Fee.  A late fee shall be charged by RS on any Service Fees and
          --------
reimbursable expenses payable by MF and not paid to RS when due at the lesser of the maximum amount chargeable by law or 1.0% per month commencing with the date the payment was due.

      6.4  Records.  RS shall maintain complete and accurate accounting records
           -------
of all reimbursable expenses, in a form in accordance with generally accepted accounting principles, to substantiate RS's expenses hereunder and RS shall retain such records for a period of four (4) years from the date of the relevant expense. MF shall maintain complete and accurate accounting records of all amounts received from Exhibitors under the Exhibitor Agreements in a form in accordance with generally accepted accounting principles, and MF shall retain such records for a period of four (4) years from the date of the relevant payment.

      6.5  Taxes.  The Service Fees and expenses payable by MF and due to RS are
           -----
net amounts to be received by RS, exclusive of all sales, use, withholding, excise, value added and other taxes incurred by MF or imposed on RS in the performance of the Services. Each party is responsible for determining and paying any taxes based upon its own net income.

                                   ARTICLE 7
                        LICENSE AND PROPRIETARY RIGHTS

      7.1  MARS System.
           -----------

           (a)  Proprietary Rights.  RS acknowledges and agrees that MF owns all
                ------------------
      right, title and interest in and to the MARS Software, including all patent, copyright, trademark, trade name, trade secret and other proprietary rights therein that may be secured in any place under laws now or hereafter in effect.

           (b)  License.  MF hereby grants to RS a perpetual (except as provided
                -------
      otherwise in Section 13.4 below), nonexclusive, royalty-free license to use, reproduce, display, perform, distribute and create derivative works of the MARS Software in all forms, currently supported versions, and formats, whether object code or source code, to the extent necessary to perform the Services in accordance with the terms of this Agreement.

           (c)  Delivery of MARS Software.  Promptly after the Effective Date,
                -------------------------
      MF shall deliver to RS: (i) one (1) machine-readable copy of the object code for the currently licensed and supported versions of the MARS Software; (ii) two (2) copies of the documentation or other materials that MF ordinarily provides with the MARS Software; (iii) the source code for the currently licensed and supported versions of the MARS Software; and
      (iv) any material existing technical documentation, program specifications, and such other documentation used in the ordinary course by MF's computer programmers to create derivative works based on the MARS Software or used by MF to provide software and hardware support and maintenance services under the Exhibitor Agreements. Additionally, MF shall assist RS in establishing a software development environment for each currently licensed and supported version of the MARS Software and shall provide assistance as necessary to ensure RS is able to use these environments.

           (d)  Hardware.  For seventy-five (75) days after the Effective Date,
                --------
      MF shall be responsible for shipping replacement parts for the MARS Hardware to Exhibitors who are entitled to receive such parts as a part of the Services. RS shall be responsible for all of MF's costs of doing so (including but not limited to costs of MARS Hardware procured after the Effective Date (but not before the Effective Date), personnel and shipping). MF shall have the right to deduct such costs from the amounts payable by MF to RS pursuant to Section 6.1(d). At the end of such seventy-five (75) day period, at no charge to RS, MF shall deliver all of its then current inventory of replacement parts for the MARS Hardware and, during the period RS is providing Services hereunder, MF shall use all reasonable efforts to provide guidance and assistance to RS and respond to questions posed by RS, regarding hardware maintenance services for the MARS Hardware and help RS obtain a sufficient supply of parts for the MARS Hardware throughout the Term including, without limitation, introducing RS to its suppliers, calling upon and recommending that such suppliers do business with RS and otherwise acting in a commercially reasonable manner to facilitate RS accomplishing the foregoing.

      7.2  Enhancements.
           ------------

           (a)  Proprietary Rights.  RS agrees that MF is the sole and exclusive
                ------------------
     owner of all right, title and interest in and to any Enhancements created by RS and its employees and independent contractors, including all patent, copyright, trade secret and other proprietary rights therein that may be secured in any place under laws now or hereafter in effect. The parties intend that any Enhancements created by RS and its employees and independent contractors shall be deemed "works made for hire" within the meaning of the copyright laws of the United States and any similar laws of other jurisdictions. To the extent, if any, that RS, its employees or independent contractors have rights in such Enhancements notwithstanding the foregoing, RS hereby irrevocably assigns to MF, and agrees that MF shall be the sole and exclusive owner of, all right, title and interest in and to such Enhancements, including all patent, copyright, trade secret and other proprietary rights therein that may be secured in any place under laws now or hereafter in effect. The source code for the MARS System and any Enhancements thereof shall be Confidential Information of MF. RS shall have valid and enforceable agreements with all of its employees and independent contractors providing Services containing a nondisclosure obligation comparable in scope to Article 8 and giving RS all rights and authority necessary to effectuate the provisions of this Article 7.

           (b)  Delivery.  Promptly after each significant Enhancement, RS shall
                --------
     deliver to MF: (i) one (1) machine-readable copy of the object code for the MARS Software, including such Enhancement; (ii) two (2) copies of the documentation or other materials that RS has updated to reflect such Enhancement; (iii) the source code for the MARS Software including such Enhancement; and (iv) any existing technical documentation, program specifications, and such other documentation pertaining to the creation of such Enhancement.


     7.3  Further Assurances.  Upon the request of MF, RS shall sign and deliver
          ------------------
any assignments or other necessary documents and otherwise assist MF to obtain, maintain, perfect or enforce any of MF's rights under Section 7.2(a).

                                   ARTICLE 8
                                CONFIDENTIALITY

      8.1  Confidentiality Obligation.  A Party (the "Receiving Party") shall
           --------------------------
keep, and shall cause its Affiliates to keep, strictly confidential any information disclosed by the other Party (the "Disclosing Party") or otherwise made available to the Receiving Party concerning any Party's performance of this Agreement or otherwise concerning the business, operations, marketing or trade secrets or other proprietary information of the Disclosing Party (whether in written media or otherwise) ("Confidential Information"), using at least the same degree of care that it uses to protect its own confidential or proprietary information. "Confidential Information" shall not include information: (a) that is or becomes generally available to the public other than as a result of disclosure thereof by the Receiving Party; (b) that is lawfully received by the Receiving Party on a nonconfidential basis from a third party that is not itself under any obligation of confidentiality or nondisclosure to the Disclosing Party or any other Person with respect to such information; or (c) that by written evidence can be shown by the Receiving Party to have been independently developed by the Receiving Party.

      8.2  Nondisclosure of Confidential Information.  The Receiving Party shall
           -----------------------------------------
use Confidential Information solely for the purposes of this Agreement and shall not disclose or disseminate any Confidential Information to any Person at any time, except for disclosure to those of its Affiliates, and their respective directors, officers, employees, independent consultants, accountants, attorneys, advisers and agents whose duties reasonably require them to have access to such Confidential Information, provided that such directors, officers, employees, accountants, attorneys, advisers and agents are bound to maintain the confidentiality of such Confidential Information to the same extent as if they were Parties hereto.

      8.3  Nondisclosure of Agreement. In addition to the obligations set forth
           --------------------------
in Section 8.1 above, neither Party shall disclose this Agreement or any provisions of this Agreement and, without the prior consent of the other Party, no Party shall make any press release or other public announcement of or otherwise disclose this Agreement or any of its provisions to any third party:

           (a) Other than to its Affiliates and to its own and its Affiliates' directors, officers, employees, attorneys and accountants whose duties reasonably require familiarity with such Agreement, provided that (i) the Disclosing Party informs such Affiliates, directors, officers, employees, accountants, attorneys, advisers, agents and independent contractors of the confidential nature of such Agreement and instructs such Persons to comply with the confidentiality and nondisclosure obligations of this Section 8.3 and (ii) the Disclosing Party is responsible for any breach or violation by such Persons of the confidentiality and nondisclosure obligations of this Section 8.3;

           (b) Other than to third parties providing debt financing to any Party or any of its Affiliates and to the lead underwriter engaged in connection with any offering of securities any Party or any of its Affiliates, provided that such Persons enter into a customary form of confidentiality agreement with such Party that includes this Agreement as confidential information subject to the confidentiality and nondisclosure obligations set forth therein; and

           (c) With respect to this Agreement, except for such disclosure as may be required by applicable law or regulation or pursuant to the rules of or a listing agreement with a national securities exchange or the NASDAQ National Market, in which case the Disclosing Party shall provide the other Parties with sufficient advance notice of such disclosure so that the other Parties have the opportunity, if they so desire, to restrict such requirement for disclosure, seek a protective order or take another appropriate remedy; provided that, in connection with any offering of securities of the Disclosing Party or any of its Affiliates, the Disclosing Party shall provide in advance to the other Parties hereto for review the form and content of any disclosure of this Agreement or any of its provisions that may be required by applicable law or regulation which discuss such other Party and shall include such modifications to such disclosure as may be reasonably requested by such other Party (except that the Disclosing Party may file this Agreement as an exhibit to its registration statement or required periodic reports if it would constitute a "material agreement" under applicable law or regulation and the Disclosing Party shall use commercially reasonable efforts to obtain confidential treatment of the portions of this Agreement that meet the SEC qualifications for confidential treatment if so requested by such other Party).

      8.4  Exception.  The foregoing confidentiality and nondisclosure
           ---------
obligations shall not apply to Confidential Information that is required to be publicly disclosed by law or by regulation; provided, however, that, in such event, the Receiving Party provides the Disclosing Party with prompt advance notice, to the extent practicable, of such disclosure so that the Disclosing Party has the opportunity if it so desires to restrict such requirement for disclosure, seek a protective order or take another appropriate remedy. In any event, the Receiving Party shall use commercially reasonable efforts to secure confidential treatment of any Confidential Information of the Disclosing Party that it is required to disclose.

      8.5  Injunctive Relief.  Each of MF and RS acknowledges that disclosure of
           -----------------
any Confidential Information by it will give rise to irreparable injury to the other Party, its Affiliates or the owner of such information, inadequately compensable in damages. Accordingly, such other Party or party may seek and obtain injunctive relief against the breach or threatened breach of the foregoing undertakings, in addition to any other legal remedies which may be available. Each of MF and RS acknowledges and agrees that the covenants contained herein are necessary for the protection of legitimate business interests of the other Party and its Affiliates and are reasonable in scope and content.

      8.6  Survival.  The confidentiality and nondisclosure obligations of this
           --------
Article 8 shall survive the termination or expiration of this Agreement and remain in effect for a period of two years following the termination or expiration of this Agreement except that with respect to any item protected thereunder which constitutes a trade secret under applicable law (including the source code of the MARS Software), such obligations of confidentiality shall continue in effect with respect to such item for the maximum period permitted under applicable law.

                                   ARTICLE 9
                         REPRESENTATIONS AND WARRANTIES

      9.1  RS Representations and Warranties.  RS represents and warrants that:
           ---------------------------------
           (a) RS has or shall have the proper skill, training, and background so as to be able to perform the Services as required herein;

           (b) MF shall receive good title in and to the Enhancements, free and clear of any and all liens, encumbrances, claims or litigation, whether pending or threatened;

           (c) Enhancements delivered by RS to MF hereunder shall not infringe on or violate (i) any third party patent, copyright, trademark, trade name or trade secret, (ii) any other proprietary or other right of any third party, including but not limited to any third party right to privacy, or (iii) any applicable law or regulation.

      9.2  MF Representations and Warranties.  MF represents and warrants that
           ---------------------------------
(a) to its best knowledge after reasonable inquiry, and except as specified on Exhibit F, there are no Actions or Proceedings pending against MF in connection with the Exhibitor Agreements; (b) to its best knowledge after reasonable inquiry, and except as specified on Exhibit F, there are no facts or circumstances known to MF that could reasonably be expected to give rise to any Action or Proceeding that would be required to be disclosed pursuant to clause
(a) above; (c) except as specified on Exhibit F, no employee of MF having a title of "Director" or "Senior Account Manager" or above has received any notice or claim, written, oral or otherwise, alleging that MF is in material violation or breach of, or material default under, any of the Exhibitor Agreements, which material violation, breach or default has not been cured as of the Effective Date; and (d) the Exhibitor Agreements are in full force and effect and constitute legal, valid and binding agreements, enforceable in accordance with their terms, of each party thereto, subject to applicable bankruptcy, insolvency and similar laws and to general principles of equity.


      9.3  Mutual Representations and Warranties.  Each Party represents and
           -------------------------------------
warrants to the other Party that: (i) such Party has the full corporate right, power and authority to enter into this Agreement, to grant the licenses granted hereunder and to perform the acts required of it hereunder; (ii) the execution of this Agreement by such Party, and the performance by such Party of its obligations and duties hereunder, do not and will not violate any agreement to which such Party is a party or by which it is otherwise bound including, with respect to MF, the Exhibitor Agreements; (iii) when executed and delivered by such Party, this Agreement will constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; and (iv) such Party acknowledges that the other Party makes no representations, warranties or agreements related to the subject matter hereof which are not expressly provided for in this Agreement.

                                  ARTICLE 10
                                   Indemnity

      10.1  Indemnity by RS.  RS shall indemnify and hold harmless MF, its
            ---------------
Affiliates, and its and their directors, officers, employees and agents (collectively, the "MF Indemnitees"), from and against any Losses incurred, arising out of or resulting from: (i) any actual or alleged breach by RS of any of its representations or warranties under this Agreement; (ii) RS's performance of, or failure to perform, the Services; (iii) any actual or alleged infringement of any patent, copyright, trademark, trade name, trade secret, or other proprietary right by any Enhancements or any other software, hardware or products provided by or on behalf of RS, except to the extent that such Losses arise out of or result from the modification of such Enhancements by such MF Indemnitee or its independent contractors other than at the direction of RS or a RS Affiliate, and except to the extent such Losses result from compliance with specifications provided by MF which such infringement otherwise could not reasonably have been avoided by RS; and (iv) RS's actions in connection with the migration of any Exhibitor from the MARS System to an RS proprietary exhibitor point-of-sale system or associated hardware.

      10.2  Indemnity by MF.  MF shall indemnify and hold harmless RS, its
            ---------------
Affiliates, and its and their respective directors, officers, employees and agents (collectively, the "RS Indemnitees"), from and against any Losses incurred, arising out of or resulting from (i) any actual or alleged breach by MF of any of its representations or warranties under this Agreement; (ii) any actual or alleged infringement of any patent, copyright, trademark, trade name, trade secret, or other proprietary right by the MARS System, or any other software, hardware or products provided to the Exhibitor by or on behalf of MF, excluding any Enhancement, except to the extent that such Losses arise out of or result from the modification of the foregoing by such RS Indemnitee or its independent contractors other than at the direction of MF or a MF Affiliate, and except to the extent such Losses result from compliance with specifications provided by RS which such infringement otherwise could not reasonably have been avoided by MF; (iii) MF's cessation of the business associated with the MARS System as contemplated by this Agreement; and (iv) the Exhibitor Agreements, except with respect to Losses incurred, arising out of or resulting from RS's performance of, or failure to perform, the Services.

      10.3  Procedure.  Any MF Indemnitee or RS Indemnitee (each an
            ---------
"Indemnitee") shall notify the indemnifying Party promptly in writing of an indemnifiable claim or cause of action under Section 10.1 or 10.2 upon receiving notice or being informed of the existence thereof; provided, however, that failure to notify the indemnifying Party of an indemnifiable claim or cause of action shall not relieve the indemnifying Party of its obligation to provide indemnification hereunder except to the extent that such failure prejudices the indemnifying Party's ability to defend or settle such claim or cause of action. The indemnifying Party shall assume, at its cost and expense, the sole defense of such claim or cause of action through counsel selected by the indemnifying Party that is reasonably acceptable to the Indemnitees. The Indemnitees shall cooperate in the defense of such claim or cause of action and may retain separate counsel at their sole cost and expense (except that the indemnifying Party shall be responsible for the fees and expenses of the separate co-counsel to the extent that the Indemnitees reasonably conclude that the counsel selected by the indemnifying Party has a conflict of interest). The indemnifying Party shall maintain control of such defense, including any decision as to settlement, provided that the indemnifying Party shall not, without the Indemnitees' prior written consent, compromise or settle any claim, suit or proceeding if such compromise or settlement would impose an injunction or other relief upon the Indemnitees or if such compromise or settlement does not include as an unconditional term thereof the claimant's release of the Indemnitees from all liability relating to such claim, suit or proceeding. The indemnifying Party shall bear the total costs of any court award or any settlement of such claim or cause of action approved by the indemnifying Party and all other costs, fees and expenses related to the resolution thereof (including reasonable attorneys' fees, except for attorneys' fees for which the Indemnitees are responsible).

                                  ARTICLE 11
                            LIMITATION OF LIABILITY

      EXCEPT IN THE CASE OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, A CLAIM OF INDEMNIFICATION PURSUANT TO SECTION 10.1 OR SECTION 10.2 OR FRAUD OR INTENTIONAL MISREPRESENTATION UNDER THIS AGREEMENT, (1) NO PARTY SHALL BE LIABLE TO THE OTHER PARTIES HEREUNDER FOR ANY INCIDENTAL, INDIRECT, SPECIAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES, AND (2) NEITHER PARTY'S TOTAL LIABILITY HEREUNDER SHALL EXCEED ***.

-----------
***Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

                                  ARTICLE 12
                              DISPUTE RESOLUTION

      In the event a dispute or disagreement arises relating to this Agreement, the Parties shall attempt to settle amicably by good faith discussions any such dispute or disagreement between or among them. If the Parties are unable to resolve the dispute or disagreement by such discussions within five business days, then each entity involved in the dispute or disagreement shall refer the dispute or disagreement for resolution to a designated officer. In the case of MF the designated officer shall be Paul Baker. In the case of RS the designated officer shall be John Heyman. The designated officer of any of the Parties may be changed at any time by written notice to each of the other Parties. The designated officers of each of the Parties shall meet within five business days of the date the designated officers received the referral of such dispute or disagreement. The designated officers shall meet in an agreed-upon location (or Washington, D.C. if the Parties are unable to agree upon a location) and shall continue to meet and engage in a good faith attempt to resolve such dispute or disagreement for at least three business days. In the event the dispute or disagreement is not resolved after such meetings, either Party may pursue any other remedies available under this Agreement in law or equity. Notwithstanding the foregoing, any Party may seek expedited injunctive relief at any time.

                                  ARTICLE 13
                             Term and Termination

      13.1  Term.  This Agreement shall commence on the Effective Date and shall
            ----
continue in full force and effect thereafter unless and until it is terminated or expires in accordance with the provisions of this Agreement (the "Term").

      13.2  Expiration.  This Agreement shall expire if and when all Exhibitor
            ----------
Agreements have expired or have been effectively terminated in accordance with their terms.

      13.3  Termination For Breach.  Either Party may terminate this Agreement
            ----------------------
at any time in the event of a material breach by the other Party which remains uncured after the breaching party has had ninety (90) days written notice thereof.

      13.4  Termination of License.  If this Agreement is terminated by MF
            ----------------------
pursuant to Section 13.3, then notwithstanding anything to the contrary in this Agreement the license granted in Section 7.1(b) shall be deemed terminated.

      13.5  Survival.  Sections 2.1, 7.2, 7.3, 13.4 and 13.5 and Articles 6
            --------
(with respect to payment obligations which accrued prior to the termination or expiration of this Agreement), 8, 9, 10, 11, 12 and 14 shall survive the termination or expiration of this Agreement.

                                  ARTICLE 14
                                 MISCELLANEOUS

      14.1  Compliance with Laws.  In performing its obligations and duties
            --------------------
under this Agreement, MF and RS shall comply with all laws and regulations applicable to the performance of such obligations and duties and obtain and pay for all licenses, permits and approvals necessary for it to perform such obligations and duties.

     14.2  Binding Effect; Assignment.  This Agreement may not be assigned, in
           --------------------------
whole or in part, by any Party without the prior written consent of the other Party, which consent may be withheld for any or no reason, except that either party may assign this Agreement, or any its rights or duties hereunder, to any Affiliate or any Person acquiring all or substantially all of its assets, provided that the assigning party remains liable for the performance of all of the assigning party's obligations hereunder by the assignee. Any attempted assignment by any Party other than as expressly permitted pursuant to this
Section 14.2 shall be null and void. This Agreement shall inure to the benefit of and be binding upon each of the Parties hereto and their respective successors and permitted assigns.

     14.3  Bankruptcy.  Any Party's failure to assert its right to retain its
           ----------
benefits under this Agreement in accordance with 11 U.S.C. (S)365(n)(1)(B) (as may be amended from time to time) shall not be construed as a termination of this Agreement by such Party under 11 U.S.C. (S)365(n)(1)(A) (as may be amended from time to time).

      14.4  Governing Law.  This Agreement shall be governed by the laws of the
            -------------
Commonwealth of Virginia applicable to contracts made and to be performed entirely within such jurisdiction and without giving effect to the choice or conflict of laws, rules or principles of the Commonwealth of Virginia or of any other jurisdiction.

      14.5  Counterparts.  This Agreement may be executed in any number of
            ------------
counterparts and may be executed by facsimile signature. All counterparts shall collectively constitute one and the same Agreement.

      14.6  Notices.  In any case where any notice or other communication is
            -------
required or permitted to be given hereunder, such notice or communication shall be in writing and deemed to have been duly given and delivered: (a) if delivered in person, on the date of such delivery; (b) if sent by overnight express or registered or certified mail (with return receipt requested), on the date of receipt of such mail; or (c) if sent by confirmed facsimile transmission, on the date of such facsimile transmission provided that notice is also sent on the same day by one of the methods set forth in (a) or (b) above. Such notice or other communication shall be sent to the following address(es) (or such other address(es) of which the receiving Party has made the sending Party aware or of which the sending Party is:

       If to MF:

          22000 AOL Way
          Dulles, VA 20166
          Facsimile:  703-265-0006
          Attention:  Paul F. Baker, Vice President

       Copy to:

          America Online, Inc.
          22000 AOL Way
          Dulles, VA 20166
          Facsimile:  703-265-1105
          Attention:  General Counsel

       If to RS:

          Radiant Systems, Inc.
          3925 Brookside Parkway
          Alpharetta, GA  30022
          Facsimile:  770-360-7325
          Attention:  John H. Heyman, Executive Vice President

       Copy to:

          Radiant Systems, Inc.
          3925 Brookside Parkway
          Alpharetta, GA  30022
          Facsimile:  770-619-4669
          Attention:  General Counsel

      14.7  Entire Agreement.  The terms and conditions contained in this
            ----------------
Agreement (including the Exhibits attached hereto), constitute the entire agreement between the Parties relating to the subject matter hereof and shall supersede all previous agreements and communications between the Parties with respect to the subject matter of this Agreement.

      14.8  Amendment.  Except as expressly provided otherwise in this
            ---------
Agreement, this Agreement may be varied, amended or extended only by the written agreement of the Parties through their duly authorized officers or representatives, specifically referring to this Agreement.

      14.9  Severability.  In the event that any provision of this Agreement is
            ------------
held to be illegal, invalid or unenforceable in a final, unappealable order or judgment (each such provision, an "invalid provision", then such provision shall be severed from this

Agreement and shall be inoperative, and the Parties promptly shall negotiate in good faith a lawful, valid and enforceable provision that is as similar to the invalid provision as may be possible and that preserves the original intentions of the Parties, while the remaining provisions of this Agreement shall remain binding on the Parties hereto. Without limiting the generality of the foregoing sentence, in the event a change in any applicable law, rule or regulation makes it unlawful for a Party to comply with any of its obligations hereunder, the Parties shall negotiate in good faith a modification to such obligation to the extent necessary to comply with such law, rule or regulation that is as similar in terms to the original obligation as may be possible while preserving the original intentions of the Parties to the maximum extent feasible.

      14.10  Headings.  The descriptive headings of the Articles and Sections of
             --------
this Agreement and its Exhibits are inserted for convenience only and do not constitute a part of this Agreement.

      14.11  No Waiver of Rights.  No failure or delay on the part of a Party in
             -------------------
the exercise of any power or right hereunder shall operate as a waiver thereof. No single or partial exercise of any right or power hereunder shall operate as a waiver of such right or of any other right or power. The waiver by any Party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach hereunder. No waiver shall be effective unless in writing signed by the waiving Party.

      14.12  Remedies Cumulative.  Unless expressly provided otherwise in this
             -------------------
Agreement all rights and remedies granted to each Party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies otherwise available to such Party at law or in equity.

      14.13  No Third Party Beneficiaries.  This Agreement is entered into
             ----------------------------
solely among, and may be enforced only by, the Parties hereto; and this Agreement shall not be deemed to create any rights in any third parties, including suppliers and customers of any Party, or to create any obligations of a Party to any such third parties .

      14.14  Export Controls.  Each Party agrees to comply fully with all
             ---------------
relevant export laws and regulations of the United States to ensure that no information or technical data provided pursuant to this Agreement is exported or re-exported directly or indirectly in violation of law.

      14.15  Press Releases.  Each Party will submit to the other Party, for
             --------------
their prior written approval, which will not be unreasonably withheld, delayed or conditioned, any press releases related to the transactions contemplated hereunder or referencing the other Party (the "Releases"). Each Party will solicit and reasonably consider the views of the other Party in designing and implementing such Releases.

      14.16  Usage.  Wherever any provision of this Agreement uses the term
             -----
"including" (or "includes"), such term shall be deemed to mean "including without limitation" and "including but not limited to" (or "includes without limitation" and "includes but is not limited to") regardless of whether the words "without limitation" or "but not limited to" actually follow the term "including" (or "includes").

       IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to executed by their duly authorized officers as of the Effective Date.

                        MOVIEFONE, INC.


                        By:     /s/ Ronald E. Grant
                                ----------------------
                        Name:   Ronald E. Grant
                                ----------------------
                        Title:  Senior Vice President
                                ----------------------


                        RADIANT SYSTEMS, INC.


                        By:     /s/ Chris Lybeer
                                ----------------------
                        Name:   Chris Lybeer
                                ----------------------
                        Title:  Vice President
                                ----------------------

                        AMERICA ONLINE, INC.


                        By:     /s/ Ronald E. Grant
                                ----------------------
                        Name:   Ronald E. Grant
                                ----------------------
                        Title:  Senior Vice President
                                ----------------------

                       CONFIDENTIAL TREATMENT REQUESTED
                                                                    EXHIBIT 10.1


                                   EXHIBIT A


                                  [Reserved]

                       CONFIDENTIAL TREATMENT REQUESTED
                                                                    EXHIBIT 10.1


                                   EXHIBIT B

                                  EXHIBITORS
                                  ----------


                              ***              ***

                              ***              ***

                              ***              ***

                              ***              ***

                              ***              ***

                              ***              ***

                              ***              ***

                              ***              ***

                              ***              ***

                              ***              ***

                              ***


------------
***Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

                                   EXHIBIT C

                             EXHIBITOR AGREEMENTS
                             --------------------


1.  Mars Warranty and Service Agreement dated August 13, 1998 between MF and UA.

2. Mars Software License, Warranty, and Service Agreement - Standard Terms and Conditions - two pages only - between MF and ***.

----------
*** Denotes information that has been omitted from the Exhibit pursuant to a confidential treatment request filed with the Commission.

                                   EXHIBIT D

                                TRANSITION PLAN
                                ---------------

                                [See Attached]

                                   EXHIBIT E

                            AMENDMENT TO MARKETING
                            ----------------------
                           AND DEVELOPMENT AGREEMENT
                           -------------------------

                                [See Attached]

                                   EXHIBIT F

                         DISCLOSURES UNDER SECTION 9.2
                         -----------------------------


*** has threatened Actions or Proceedings against MF, and MF has received notices and claims alleging various violations or breaches of, or defaults under, ***'s Exhibitor Agreement. MF has notified *** that MF will not ship hardware replacements to ***'s locations until MF's outstanding invoices to *** are addressed.

MF has notified *** that ***'s nonpayment under its Exhibitor Agreement may constitute a breach of the Exhibitor Agreement and that all services under the Exhibitor Agreement will be terminated on February 2, 2001 unless payment issues are addressed.

------------
***Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

                                      F-1